Diversified Investors Funds Group
Shareholder Meeting Results
(Unaudited)

There was a special meeting of shareholders of The Diversified Investors Funds Group (the Trust) held at 4 Manhattanville Road, Purchase, New York 10577 on October 30, 2007.
At the meeting, the proposals listed below were approved.
The following is a report of the total votes cast by the Trusts shareholders.


Proposal	               For	  Withheld


To elect a New Board

Leo J. Hill	            426,870,178.150	 10,298,861.490
Russell A. Kimball, Jr.	426,860,480.618	 10,308,559.022
Norm R. Nielsen	      426,821,333.108	 10,347,706.532
John W. Waechter	      426,846,415.172	 10,322,624.468
Neal M. Jewell	      426,791,660.849	 10,377,378.791
Eugene M. Mannella	426,843,585.346	 10,325,454.294
Joyce Galpern Norden	426,794,221.682	 10,374,817.958
Patricia L. Sawyer	426,812,587.172	 10,356,452.468
John K Carter	      426,842,742.767	 10,326,296.873



Proposal	                    For	    Against      Abstain
To approve a new Investment
Advisory Agreement with
Transamerica Asset Management, Inc.

Aggressive Equity Fund       4,525,033.067  38,263.274  2,193.688
Balanced Fund                5,110,918.415  31,709.485    131.177
Core Bond Fund              52,450,429.795 167,519.378 33,387.583
Equity Growth Fund          25,144,548.362  48,819.692 15,075.397
Growth & Income Fund        13,203,751.962 132,335.839 17,271.762
High Quality Bond Fund      23,201,557.010 164,736.952 24,468.864
High Yield Bond Fund        18,452,779.220 179,886.740 12,641.826
Inflation-Protected
Securities Fund              3,212,755.435  10,051.669  1,671.886
International Equity Fund   26,850,928.379 129,673.404  5,002.892
Mid-Cap Growth Fund          8,033,517.120      37.160  1,954.141
Mid-Cap Value Fund          30,564,648.005 148,058.186 44,479.126
Money Market Fund           20,510,330.232  88,077.381  3,865.664
Small-Cap Growth Fund        2,511,439.177     203.319     70.434
Small-Cap Value Fund         6,213,165.157     938.179  3,880.287
Special Equity Fund          9,534,018.449  10,661.675 18,885.597
Stock Index Fund            40,613,940.421 219,611.150 35,726.371
Total Return Bond Fund       8,749,143.085      28.666      0.000
Value & Income Fund         31,096,455.712  22,730.035 160,404.970
Value Fund                   3,959,000.753   5,756.859     131.992


Proposal                        For        Against          Abstain
To approve an amendment to the
Declaration of Trust    426,210,209.748  1,936,883.248  9,021,946.644




Proposal                     For        Against       Abstain
To approve a change to the
fundamental investment policy
relating to borrowing

Aggressive Equity Fund  4,514,227.418   47,455.542    3,807.069
Balanced Fund           5,110,556.080   31,565.999      636.998
Core Bond Fund         52,318,792.567  228,399.352  104,144.836
Equity Growth Fund     25,137,509.781   54,945.963   15,987.706
Growth & Income Fund   13,203,674.087  140,777.016    8,908.461
High Quality Bond Fund 23,201,556.724  172,269.613   16,936.489
High Yield Bond Fund   18,420,036.127  210,447.397   14,824.261
Inflation-Protected
Securities Fund         3,205,577.924   17,229.180    1,671.886
International
Equity Fund            26,754,485.337  150,915.593    80,203.745
Mid-Cap Growth Fund     8,031,234.593    2,174.790     2,099.037
Mid-Cap Value Fund     30,444,723.574  168,850.576   143,611.167
Money Market Fund      20,478,441.975  117,567.063     6,264.239
Small-Cap Growth Fund   2,511,260.986      446.673         5.271
Small-Cap Value Fund    6,205,318.179   12,658.631         6.813
Special Equity Fund     9,514,588.008   35,291.232    13,686.482
Stock Index Fund       40,583,812.015  260,641.183    24,824.744
Total Return Bond Fund  8,747,992.855    1,178.896         0.000
Value & Income Fund    31,034,329.221  197,080.858    48,180.637
Value Fund              3,958,047.716    6,180.603       661.285



Proposal                      For       Against        Abstain
To approve a change to the
fundamental investment policy
relating to senior securities


Aggressive Equity Fund  4,525,046.141   37,388.838     3,055.050
Balanced Fund           5,111,894.989   30,732.911       131.177
Core Bond Fund         52,355,337.811  167,049.369   128,949.576
Equity Growth Fund     25,140,255.202   51,598.677    16,589.571
Growth & Income Fund   13,209,561.461  132,911.690    10,886.413
High Quality Bond Fund 23,209,110.166  164,716.172    16,936.489
High Yield Bond Fund   18,450,428.883  151,807.838    43,071.063
Inflation-Protected
Securities Fund        3,211,607.294   11,076.657     1,795.039
International
Equity Fund            26,763,201.595  143,942.448    78,460.632
Mid-Cap Growth Fund     8,033,372.223       37.160     2,099.037
Mid-Cap Value Fund     30,583,565.611   27,766.490   145,853.216
Money Market Fund      20,493,611.026   95,840.935    12,821.317
Small-Cap Growth Fund   2,511,502.212      205.447         5.271
Small-Cap Value Fund    6,213,165.157    4,811.653         6.813
Special Equity Fund     9,516,577.680   33,063.319    13,924.723
Stock Index Fund       40,750,352.137   79,104.998    39,820.808
Total Return Bond Fund  8,749,143.085       25.612         3.054
Value & Income Fund    31,052,484.815  177,519.212    49,586.689
Value Fund              3,959,143.518    3,066.932     2,679.154


Proposal                    For          Against        Abstain
To approve a change to
the fundamental investment
policy relating to
underwriting


Aggressive Equity Fund  4,518,066.697  42,517.007      4,906.325
Balanced Fund           5,107,377.434  31,001.471      4,380.172
Core Bond Fund         52,323,846.998 181,743.500    145,746.259
Equity Growth Fund     25,137,583.431  51,871.596     18,988.423
Growth & Income Fund   13,205,317.370 132,271.266     15,770.928
High Quality Bond Fund 23,202,303.840 164,248.268     24,210.718
High Yield Bond Fund   18,434,113.077 153,411.208     57,783.500
Inflation-Protected
Securities Fund        3,210,805.202  12,001.902      1,671.886
International
Equity Fund           26,763,283.382 139,843.703     82,477.589
Mid-Cap Growth Fund     8,031,410.387      31.392      4,066.641
Mid-Cap Value Fund     30,582,796.339  26,567.704    147,821.274
Money Market Fund      20,501,727.722  94,024.874      6,520.682
Small-Cap Growth Fund   2,511,260.986     205.447        246.497
Small-Cap Value Fund    6,212,754.635   4,806.105        422.884
Special Equity Fund     9,515,892.147  31,068.396     16,605.179
Stock Index Fund       40,733,226.101  95,876.535     40,175.307
Total Return Bond Fund  8,749,147.422      24.329          0.000
Value & Income Fund    31,047,501.972 178,474.462     53,614.283
Value Fund              3,958,614.225   3,066.188      3,209.191


Proposal                     For         Against        Abstain
To approve a change to the
fundamental investment policy
relating to real estate



Aggressive Equity Fund  4,519,675.125  43,518.686      2,296.218
Balanced Fund           5,111,468.430  31,159.470        131.177
Core Bond Fund         52,410,983.548 198,748.190     41,605.018
Equity Growth Fund     25,139,528.451  53,606.644     15,308.356
Growth & Income Fund   13,205,635.909 136,304.857     11,418.798
High Quality Bond Fund 23,188,434.267 185,392.070     16,936.489
High Yield Bond Fund   18,431,821.833 182,497.157     30,988.795
Inflation-Protected
Securities Fund         3,210,017.486  12,789.618      1,671.886
International
Equity Fund            26,834,110.674 140,069.211     11,424.790
Mid-Cap Growth Fund     8,033,983.189   1,363.589        161.642
Mid-Cap Value Fund     30,567,631.765 137,628.809     51,924.743
Money Market Fund      20,449,999.476  97,793.953      4,479.848
Small-Cap Growth Fund   2,511,522.159     185.500          5.271
Small-Cap Value Fund    6,213,165.157   4,811.653          6.813
Special Equity Fund     9,527,421.550  29,992.484      6,151.687
Stock Index Fund       40,596,766.110 235,350.515     37,161.318
Total Return Bond Fund  8,747,988.518   1,183.233          0.000
Value & Income Fund    31,084,097.564 182,220.990     13,272.163
Value Fund              3,959,143.518   3,066.932      2,679.154



Proposal                    For          Against       Abstain
To approve a change to the
fundamental investment policy
relating to making loans

Aggressive Equity Fund 4,513,139.902  48,707.400       3,642.727
Balanced Fund          5,104,460.112  38,167.788         131.177
Core Bond Fund        52,309,950.350 229,706.974     111,679.432
Equity Growth Fund    25,134,735.092  56,786.610      16,921.748
Growth & Income Fund  13,196,316.396 146,025.065      11,018.104
High Quality
Bond Fund             23,208,761.894 165,064.443      16,936.489
High Yield Bond Fund  18,409,093.241 221,390.283      14,824.261
Inflation-Protected
Securities Fund        3,204,796.050  18,011.054       1,671.886
International
Equity Fund           26,753,428.386 153,345.848      78,830.441
Mid-Cap Growth Fund    8,034,207.454     673.255         627.711
Mid-Cap Value Fund    30,444,081.236 170,139.659     142,964.422
Money Market Fund     20,482,811.208 115,309.024       4,153.045
Small-Cap Growth Fund  2,511,522.159     185.500           5.271
Small-Cap Value Fund   6,205,734.250  12,242.560           6.813
Special Equity Fund    9,513,897.304  35,464.127      14,204.291
Stock Index Fund      40,560,062.393 275,651.297      33,564.253
Total Return Bond Fund 8,747,988.518   1,183.233           0.000
Value & Income Fund   31,034,297.279 195,181.626      50,111.812
Value Fund             3,958,614.225   3,066.188       3,209.191


Proposal                     For        Against         Abstain
To approve a change to the
fundamental investment policy
relating to making loans

Aggressive Equity Fund   4,431,319.491  129,117.433    5,053.105
Balanced Fund            5,093,935.915   48,354.791      468.371
Core Bond Fund          52,343,334.296  179,268.505  128,733.954
Equity Growth Fund      25,135,898.355   53,556.672   18,988.423
Growth & Income Fund    13,216,998.045  122,283.112   14,078.407
High Quality Bond Fund  23,202,493.004  164,059.104   24,210.718
High Yield Bond Fund    18,181,786.722  419,720.746   43,800.317
Inflation-Protected
Securities Fund          3,205,483.810   17,200.141    1,795.039
International
Equity Fund             26,550,602.283  352,443.022   82,559.370
Mid-Cap Growth Fund      8,030,784.566      657.213    4,066.641
Mid-Cap Value Fund      30,415,537.345  193,826.697  147,821.274
Money Market Fund       20,388,824.867  207,014.119    6,434.290
Small-Cap Growth Fund    2,511,278.453      187.980      246.497
Small-Cap Value Fund     6,205,349.112   12,211.628      422.884
Special Equity Fund      9,450,888.425   98,307.306   14,369.991
Stock Index Fund        40,503,558.491  325,088.603   40,630.848
Total Return Bond Fund   8,659,768.872   89,402.879        0.000
Value & Income Fund     30,874,840.057  352,791.845   51,958.815
Value Fund               3,959,143.518    3,066.932    2,679.154



Proposal                      For           Against       Abstain
To approve a change to
the fundamental investment
policy relating to
concentration


Aggressive Equity Fund     4,517,982.348   44,920.873  2,586.808
Balanced Fund              5,107,582.835   35,045.065    131.177
Core Bond Fund            52,320,055.830  261,356.870 69,924.056
Equity Growth Fund        25,135,998.314   54,240.963 18,204.173
Growth & Income Fund      13,207,142.545  124,408.626 21,808.393
High Quality Bond Fund    23,209,508.723  164,317.614 16,936.489
High Yield Bond Fund      18,434,019.259  185,386.945 25,901.581
Inflation-Protected
Securities Fund            3,210,711.088   12,096.016  1,671.886
International
Equity Fund               26,826,013.659  148,899.562 10,691.454
Mid-Cap Growth Fund        8,033,202.886       31.392  2,274.142
Mid-Cap Value Fund        30,558,097.906  137,476.059 61,611.351
Money Market Fund         20,503,692.576   93,189.940  5,390.761
Small-Cap Growth Fund      2,511,260.986      205.447    246.497
Small-Cap Value Fund       6,212,754.635     4,806.105   422.884
Special Equity Fund        9,515,778.223    41,797.209 5,990.291
Stock Index Fund          40,590,400.228   237,552.664 41,325.051
Total Return Bond Fund     8,747,992.855     1,178.896      0.000
Value & Income Fund       31,078,314.912   186,783.388 14,492.417
Value Fund                 3,959,143.518     3,066.932  2,679.154



Proposal                        For         Against      Abstain
To approve an amended
12b-1 Plan

Aggressive Equity Fund     4,422,020.136   138,808.703  4,661.190
Balanced Fund              5,076,566.097    57,345.129  8,847.851
Core Bond Fund            52,343,071.592   251,813.436 56,451.728
Equity Growth Fund        25,124,202.303    62,930.882 21,310.265
Growth & Income Fund      13,190,761.259   150,003.260 12,595.046
High Quality Bond Fund    23,188,316.922   178,234.900  24,211.004
High Yield Bond Fund      18,103,717.958   501,145.867  40,443.961
Inflation-Protected
Securities Fund            3,204,796.050    17,200.141  2,482.799
International
Equity Fund               26,599,118.279   367,160.134  19,326.262
Mid-Cap Growth Fund        8,029,434.523     2,336.982   3,736.915
Mid-Cap Value Fund        30,454,350.859   248,204.710  54,629.748
Money Market Fund         20,364,946.145   223,261.397  14,065.735
Small-Cap Growth Fund      2,511,275.995       431.664       5.271
Small-Cap Value Fund       6,201,941.460    16,035.350       6.813
Special Equity Fund        9,454,421.465   102,446.146   6,698.112
Stock Index Fund          40,481,280.408   339,099.745  48,897.790
Total Return Bond Fund     8,659,765.818    89,402.879       3.054
Value & Income Fund       30,882,533.286   375,152.877  21,904.553
Value Fund                 3,957,380.587     5,952.644   1,556.372




DIVERSIFIED INSTITUTIONAL STRATEGIC ALLOCATION FUNDS
SHAREHOLDER MEETING RESULTS
(Unaudited)

There was a special meeting of shareholders of The Diversified Investors Funds Group (the Trust) held at 4 Manhattanville Road, Purchase, New York 10577 on October 30, 2007. At the meeting, the proposals listed below were approved. The following is a report of the total votes cast by the Trusts shareholders.


Proposal
                             For               Withheld
To elect a New Board

Leo J. Hill             426,870,178.150       10,298,861.490
Russell A. Kimball, Jr. 426,860,480.618       10,308,559.022
Norm R. Nielsen         426,821,333.108       10,347,706.532
John W. Waechter        426,846,415.172       10,322,624.468
Neal M. Jewell          426,791,660.849       10,377,378.791
Eugene M. Mannella      426,843,585.346       10,325,454.294
Joyce Galpern Norden    426,794,221.682       10,374,817.958
Patricia L. Sawyer      426,812,587.172       10,356,452.468
John K Carter           426,842,742.767       10,326,296.873




Proposal                       For          Against     Abstain
To approve a new Investment
Advisory Agreement with
Transamerica Asset
Management, Inc.


Intermediate Horizon
Strategic Allocation Fund 38,987,280.491 42,027.291 1,247,966.857
Intermediate/Long Horizon
Strategic Allocation Fund 26,285,784.401 13,874.749 5,534,116.490
Long Horizon Strategic
Allocation Fund           15,706,932.755 33,921.029 1,241,585.048
Short Horizon Strategic
Allocation Fund            6,241,206.814  5,174.789    90,249.118
Short/Intermediate Horizon
Strategic Allocation Fund  5,357,167.952  1,210.034   661,839.366


Proposal                       For         Against       Abstain
To approve an amendment to
the Declaration of Trust 426,210,209.748 1,936,883.248 9,021,946.644


Proposal                       For         Against       Abstain
To approve a change to the
fundamental investment policy
relating to borrowing

Intermediate Horizon
Strategic Allocation Fund 38,949,570.099 77,160.377 1,250,544.163
Intermediate/Long Horizon
Strategic Allocation Fund 26,275,168.549 34,252.149 5,524,354.942
Long Horizon Strategic
Allocation Fund           15,722,386.166 22,504.550 1,237,548.116
Short Horizon Strategic
Allocation Fund            6,231,008.825 13,671.888    91,950.008
Short/Intermediate Horizon
Strategic Allocation Fund  5,355,102.427  2,960.414   662,154.511


Proposal                       For          Against      Abstain
To approve a change to the
fundamental investment policy
relating to senior securities

Intermediate Horizon
Strategic Allocation Fund 38,982,946.061 40,958.032 1,253,370.546
Intermediate/Long Horizon
Strategic Allocation Fund 26,302,661.446 9,320.287  5,521,793.907
Long Horizon Strategic
Allocation Fund           15,709,216.704 33,570.619 1,239,651.509
Short Horizon Strategic
Allocation Fund            6,231,297.667 13,383.046    91,950.008
Short/Intermediate Horizon
Strategic Allocation Fund  5,356,633.567  1,682.205   661,901.580


Proposal                       For          Against     Abstain
To approve a change to the
fundamental investment policy
relating to underwriting

Intermediate Horizon
Strategic Allocation Fund 38,951,523.335 38,041.101 1,287,710.203
Intermediate/Long Horizon
Strategic Allocation Fund 26,273,381.561 31,275.963 5,529,118.116
Long Horizon Strategic
Allocation Fund           15,712,252.494 29,922.552 1,240,263.786
Short Horizon Strategic
Allocation Fund            6,230,906.108 13,633.344    92,091.269
Short/Intermediate Horizon
Strategic Allocation Fund  5,356,315.501  1,747.340   662,154.511


Proposal                       For           Against     Abstain
To approve a change to the
fundamental investment policy
relating to real estate

Intermediate Horizon
Strategic Allocation Fund 38,932,199.277 81,058.890 1,264,016.472
Intermediate/Long Horizon
Strategic Allocation Fund 26,263,755.265 28,238.096 5,541,782.279
Long Horizon Strategic
Allocation Fund           15,703,317.976 38,852.547 1,240,268.309
Short Horizon Strategic
Allocation Fund            6,239,453.783  5,085.669    92,091.269
Short/Intermediate Horizon
Strategic Allocation Fund  5,354,184.383  3,878.458   662,154.511


Proposal                        For         Against     Abstain
To approve a change to the
fundamental investment policy
relating to making loans

Intermediate Horizon
Strategic Allocation Fund 38,961,436.874 52,103.327 1,263,734.438
Intermediate/Long Horizon
Strategic Allocation Fund 26,276,841.218 20,097.707 5,536,836.715
Long Horizon Strategic
Allocation Fund           15,713,196.049 28,974.474 1,240,268.309
Short Horizon Strategic
Allocation Fund            6,239,304.263  5,376.450    91,950.008
Short/Intermediate Horizon
Strategic Allocation Fund  5,345,488.578 12,574.263   662,154.511


Proposal For Against Abstain
To approve a change to the
fundamental investment policy
relating to concentration

Intermediate Horizon
Strategic Allocation Fund 38,945,862.700 70,740.559  1,260,671.380
Intermediate/Long Horizon
Strategic Allocation Fund 26,286,249.303 14,379.383  5,533,146.954
Long Horizon Strategic
Allocation Fund           15,714,695.567 27,474.956  1,240,268.309
Short Horizon Strategic
Allocation Fund            6,239,492.327  5,047.125     92,091.269
Short/Intermediate Horizon
Strategic Allocation Fund  5,354,679.166  3,636.606    661,901.580


Proposal For Against Abstain
To approve a change to the
fundamental investment policy
relating to commodities

Intermediate Horizon
Strategic Allocation Fund 38,973,947.034 47,352.820 1,255,974.785
Intermediate/Long Horizon
Strategic Allocation Fund 26,299,026.620 13,694.368 5,521,054.652
Long Horizon Strategic
Allocation Fund           15,720,648.917 17,659.724 1,244,130.191
Short Horizon Strategic
Allocation Fund            6,231,156.406 13,383.046    92,091.269
Short/Intermediate Horizon
Strategic Allocation Fund  5,356,342.887  1,972.885   661,901.580


Proposal For Against Abstain
To eliminate the fundamental
investment policy relating to
margin activities

Intermediate Horizon
Strategic Allocation Fund 38,938,612.167 87,761.477  1,250,900.995
Intermediate/Long Horizon
Strategic Allocation Fund 26,275,833.814 35,730.956  5,522,210.870
Long Horizon Strategic
Allocation Fund           15,705,251.944 33,681.486  1,243,505.402
Short Horizon Strategic
Allocation Fund            6,230,183.229 14,356.223     92,091.269
Short/Intermediate Horizon
Strategic Allocation Fund  5,344,601.299 12,517.743    663,098.310



Proposal For Against Abstain
To eliminate the fundamental
investment policy relating to
short selling

Intermediate Horizon
Strategic Allocation Fund 38,960,406.083 63,314.436  1,253,554.120
Intermediate/Long Horizon
Strategic Allocation Fund 26,267,788.283 41,031.968  5,524,955.389
Long Horizon Strategic
Allocation Fund           15,701,838.447 37,945.731  1,242,654.654
Short Horizon Strategic
Allocation Fund            6,229,994.248 14,545.204     92,091.269
Short/Intermediate Horizon
Strategic Allocation Fund  5,345,401.919 11,717.123    663,098.310

Proposal For Against Abstain
To eliminate the fundamental
investment policy relating to
pledging assets

Intermediate Horizon
Strategic Allocation Fund 38,927,182.400 87,564.555  1,262,527.684
Intermediate/Long Horizon
Strategic Allocation Fund 26,278,045.775 21,217.509  5,534,512.356
Long Horizon Strategic
Allocation Fund           15,704,411.295 34,645.236  1,243,382.301
Short Horizon Strategic
Allocation Fund            6,230,183.229 14,356.223     92,091.269
Short/Intermediate Horizon
Strategic Allocation Fund  5,354,453.621  3,862.151    661,901.580



Proposal For Against Abstain
To eliminate the fundamental
investment policy relating to
futures and options transactions
through investments in
underlying funds

Intermediate Horizon
Strategic Allocation Fund 38,946,717.150 75,371.135  1,255,186.354
Intermediate/Long Horizon
Strategic Allocation Fund 26,281,933.012 17,970.659  5,533,871.969
Long Horizon Strategic
Allocation Fund           15,705,467.230 30,154.295  1,246,817.307
Short Horizon Strategic
Allocation Fund            6,231,095.089 13,444.363     92,091.269
Short/Intermediate Horizon
Strategic Allocation Fund  5,357,016.158    418.029    662,783.165